UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 25, 2006

SOURCE PETROLEUM INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-51241
(Commission File Number)

98-0443283
(IRS Employer Identification No.)

Suite 305 –1530 West 8th Avenue
Vancouver, British Columbia, V6J 5M6, Canada
(Address of principal executive offices and Zip Code)

(778) 863-2259
Registrant’s telephone number, including area code

Red Sky Resources Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective May 25, 2006, we changed our name from “Red Sky Resources Inc.” to “Source Petroleum Inc” pursuant to shareholder approval. Our common stock will be quoted on the NASD Over-the-Counter Bulletin Board under the new symbol “SOPO” which will be effective at the opening of the market on May 25, 2006. Our new CUSIP number is 836157 10 7. We changed the name of our company to better reflect the direction and business of our company.

Item 9.01 Financial Statements and Exhibits

3.1 Stamped Certificate of Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOURCE PETROLEUM INC.

By: /s/ Jeff Gillis

Jeff Gillis
President, Chief Executive Officer,
Chief Financial Officer and Director

Date: May 25, 2006